Inventories	6 Months Ended
Jun. 30, 2025
Inventories [Abstract]
INVENTORIES
12.	INVENTORIES

As of June 30, 2025 and December 31, 2024, the details of inventories are as follows:

In thousands of USD	At June 30, 2025	At December 31, 2024
Raw materials	79,795	28,661
Work-in-progress	125,445	26,277
Finished goods	3,542	9,950
Total	208,782	64,888

During the periods ended June 30, 2025 and 2024, there were US$63.2 million and nil inventory recognized as expense and included in cost of revenue, respectively. Approximately US$146.8 million and US$0.3 million of inventories during the periods ended June 30, 2025 and 2024, respectively, was transferred to mining rigs. The Group did not record any write-down or reverse of write-down of inventories during the periods ended June 30, 2025 and 2024.